                                                                    Exhibit 10.4

                                 MUTUAL RELEASE


         THIS MUTUAL RELEASE (the "RELEASE") is made and entered into this 15th day of November, 2004, by and between DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), and the persons and entities listed on Exhibit A attached hereto (the "SELLING LENDERS").

                                    RECITALS

         A. The parties hereto have previously entered into (i) that certain Amended, Restated and Consolidated Credit Agreement dated as of July 24, 2002 by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc., the domestic subsidiaries of each of the foregoing and Foothill Capital Corporation, as Agent, and the lenders set forth therein, as amended by the First Amendment and Waiver to Amended, Restated, and Consolidated Credit Agreement dated as of March 31, 2003 by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc., the domestic subsidiaries of each of the foregoing and Foothill Capital Corporation, as Agent, and the lenders set forth therein, the Second Amendment and Waiver to Amended, Restated and Consolidated Credit Agreement dated as of February 24, 2004, and the Third Amendment and Waiver to Amended, Restated and Consolidated Credit Agreement dated as of August 11, 2004 (collectively, the "CREDIT AGREEMENT"), (ii) that certain Amended, Restated, and Consolidated Security Agreement dated as of July 24, 2002 by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc., the domestic subsidiaries of each of the foregoing and Foothill Capital Corporation, as Agent, and the lenders set forth therein (the "SECURITY AGREEMENT") and (iii) all of the other documents, instruments and agreements between the Company and the Selling Lenders or made by the Company for the benefit of the Selling Lenders to evidence or secure the obligations of the Company under the Credit Agreement (collectively and with the Credit Agreement and Security Agreement, the "LOAN DOCUMENTS"). The loans of the Company evidenced by the Credit Agreement are referred to as the "COMPANY DEBT."

         B. The Company and one or more of its subsidiaries is also obligated to one of the Selling Lenders, Cerberus Partners, L.P., ("CERBERUS") for a loan evidenced by a certain $1,000,000 Subordinated Promissory Note dated November 17, 1999, which is secured by assets of the Company pursuant to that certain Security Agreement related thereto also dated November 17, 1999, among PhoneTel Technologies, Inc., Cherokee Communications, Inc. and Cerberus (the "CERBERUS SUBORDINATED DEBT"). The foregoing Note and Security Agreement and any related documents or agreements between Cerberus and the other parties to such Note and Security Agreement or made by the Company for Cerberus' benefit to evidence or secure the obligations of the Company and its affiliates under such Note and Security Agreement are referred to collectively as the "CERBERUS DOCUMENTS."

         C. The parties hereto have entered into a Loan Purchase Agreement and Transfer and Assignment of Shares dated as of September __, 2004 (the "AGREEMENT") by and among Davel


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

Acquisition Corp., a Delaware corporation (the "BUYER") and wholly owned subsidiary of MobilePro Corp., a Delaware corporation ("PARENT"), the Company and the Selling Lenders pursuant to which the Buyer is purchasing the Company Debt from the Selling Lenders, and Cerberus is transferring the Cerberus Subordinated Debt to the Buyer. Such transfers of the Company Debt and the Cerberus Subordinated Debt are further evidenced by a certain Transfer and Assignment and Assumption of Debt and Related Loan Documents executed and delivered contemporaneously with this Release.

         D. In connection with the transactions contemplated in the Agreement, the Company, on the one hand, and the Selling Lenders, on the other hand, desire to execute a mutual release of certain claims between them as described below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agrees as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

         2. Each Selling Lender hereby releases, acquits and forever discharges (a) the Company and its insurers, employees, agents, officers, directors, assigns and any other person or entity connected with it (collectively, the "COMPANY-RELATED ENTITIES") from any and all liability now accrued or hereafter to accrue on account of any and all causes of action, claims, damages, demands of any kind whatsoever, in law or in equity, known or unknown, in any way arising from the the Selling Lender's relationship with the Company, either as a lender to the Company under the Loan Documents or as a stockholder of the Company, through the date of this Release; provided that the foregoing release is not intended, and should not be construed, to release or discharge the Company or any of the Company-Related Entities from any of their respective (a) obligations that are created under the Agreement or any of the Company Ancillary Agreements (as that term is defined in the Agreement), (b) obligations under the Loan Documents, (c) obligations under the Cerberus Documents, or (d) obligations under the Agreement to Exchange Indebtedness for Personal Property dated as of September __, 2004.

         3. The Company hereby releases, acquits and forever discharges each Selling Lender and its respective insurers, employees, agents, partners, members, managers, officers, directors, assigns and any other person or entity connected with it (collectively, the "SELLING LENDER-RELATED ENTITIES") from any and all liability now accrued or hereafter to accrue on account of any and all causes of action, claims, damages, demands of any kind whatsoever, in law or in equity, known or unknown, in any way arising from the relationship of the Selling Lenders with the Company, whether as borrower from the Selling Lenders under the Loan Documents or as issuer of shares of capital stock held by the Selling Lenders through the date of this Release; provided that the foregoing release is not


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

                  intended, and should not be construed, to release or discharge any of the Selling Lenders or any of the Selling Lender-Related Entities from obligations that are created under the Agreement or any of the Selling Lender Ancillary Agreements (as that term is defined in the Agreement).

         4. Nothing contained herein shall preclude the Buyer from enforcing against the Company its rights under any of the Loan Documents and the Cerberus Documents transferred to the Buyer, including, without limitation, any security interest acquired in the Collateral, after the date hereof if it may lawfully do so.

         5. This Release is entered into as a free and voluntary act by the parties hereto which had the opportunity to and did consult with and were counseled by an attorney of their own choosing in the review of this Release.

         6. This Release may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument.

                         [SIGNATURES BEGIN ON NEXT PAGE]


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


         IN WITNESS WHEREOF, the parties hereto have executed this Release effective as of the date first written above.

                                        THE COMPANY:

                                        DAVEL COMMUNICATIONS, INC.

                                        By: /s/ Woody M. McGee
                                            ------------------------------------
                                        Name: Woody M. McGee
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

                                        THE SELLING LENDERS:

                                        WELLS FARGO FOOTHILL, INC.


                                        By: /S/ AMY LAM
                                            ------------------------------------
                                        Name: Amy Lam
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        FOOTHILL PARTNERS III, L.P.


                                        By: /S/ DENNIS R. ASCHER
                                            ------------------------------------
                                        Name: Dennis R. Ascher
                                              ----------------------------------
                                        Title: Managing General Partner
                                               ---------------------------------


                                        ABLECO FINANCE LLC


                                        By: /S/ KEVIN GENDA
                                            ------------------------------------
                                        Name: Kevin Genda
                                              ----------------------------------
                                        Title: S. V. P.
                                               ---------------------------------


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

                                        CERBERUS PARTNERS, L.P.

                                        By: Cerberus Associates, LLC, as General
                                            Partner


                                        By: /S/ KEVIN GENDA
                                            ------------------------------------
                                        Name: Kevin Genda
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        ARK CLO 2000-1, LIMITED

                                        BY: PATRIARCH PARTNERS, LLC
                                            ITS COLLATERAL MANAGER


                                        By: /S/ LYNN TILTON
                                            ------------------------------------
                                        Name: Lynn Tilton
                                              ----------------------------------
                                        Title: Manager
                                               ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /S/ FRANK P. DEVINE
                                            ------------------------------------
                                        Name: Frank P. Devine
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


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

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /S/ JAMES P. CECIL
                                            ------------------------------------
                                        Name: James P. Cecil
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        BNP PARIBAS


                                        By: /S/ BROCK T. HARRIS
                                            ------------------------------------
                                        Name: Brock T. Harris
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------


                                        MORGAN STANLEY PRIME INCOME TRUST



                                        By: /S/ KEVIN EGAN
                                            ------------------------------------
                                        Name: Kevin Egan
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        AVENUE SPECIAL SITUATIONS FUND II, LP


                                        By: /S/ MARC LASRY
                                            ------------------------------------
                                        Name: Marc Lasry
                                              ----------------------------------
                                        Title: Managing Member
                                               ---------------------------------

                                        By: Avenue Capital Partners II, LLC,
                                            General Partner

                                        By: GL Partners II, LLC, Managing
                                            Member of the General Partner



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


Approved and Accepted by:

THE BUYER:

DAVEL ACQUISITION CORP.

By: /S/ JAY O. WRIGHT
    -------------------------------------
    Jay O. Wright
    President and Chief Executive Officer


PARENT:

MOBILEPRO CORP.

By: /S/ JAY O. WRIGHT
    -------------------------------------
    Jay O. Wright
    President and Chief Executive Officer



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